EXHIBIT 10.3

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE DATE THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH NEWPORT CORPORATION (THE “COMPANY”) OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) (THE “RESALE RESTRICTION TERMINATION DATE”) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) PRIOR TO THE RESALE RESTRICTION TERMINATION DATE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF

TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THE HOLDER OF THIS SECURITY IS ENTITLED TO THE BENEFITS OF A REGISTRATION RIGHTS AGREEMENT (AS SUCH TERM IS DEFINED IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF) AND, BY ITS ACCEPTANCE HEREOF, AGREES TO BE BOUND BY AND TO COMPLY WITH THE PROVISIONS OF SUCH REGISTRATION RIGHTS AGREEMENT.

NEWPORT CORPORATION

2.50% Convertible Subordinated Notes due 2012

No. 1	CUSIP: 651824 AA 2

Newport Corporation, a Nevada corporation, promises to pay to Cede & Co. or registered assigns the principal amount of one hundred seventy-five million dollars ($175,000,000) on February 15, 2012.

This Security shall bear interest as specified on the other side of this Security. This Security is convertible as specified on the other side of this Security.

Additional provisions of this Security are set forth on the other side of this Security.

Dated: February 7, 2007

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

NEWPORT CORPORATION

By:	/s/ Jeffrey B. Coyne
Name:	Jeffrey B. Coyne
Title:	Senior Vice President and General Counsel

Dated: February 7, 2007

Trustee’s Certificate of Authentication: This is one of the Securities referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION as Trustee

By:	/s/ Maddy Hall
Authorized Signatory

[REVERSE SIDE OF SECURITY]

NEWPORT CORPORATION

CONVERTIBLE SUBORDINATED NOTES DUE 2012

1.	INTEREST

Newport Corporation, a Nevada corporation (the “Company”, which term shall include any successor corporation under the Indenture hereinafter referred to), promises to pay interest on the principal amount of this Security at the rate of 2.50% per annum. The Company shall pay interest semiannually on February 15 and August 15 of each year (each, an “Interest Payment Date”), commencing August 15, 2007. Each payment of interest will include interest accrued through the day before the relevant Interest Payment Date (or purchase date). Cash interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. Any payment required to be made on a day that is not a Business Day shall be made on the next succeeding Business Day. Any reference herein to interest accrued or payable as of any date shall include any Additional Interest accrued or payable on such date as provided in the Registration Rights Agreement.

No sinking fund is provided for the Securities.

2.	METHOD OF PAYMENT

The Company shall pay interest on this Security (except defaulted interest) to the person who is the Holder of this Security at the close of business on February 1 or August 1, as the case may be (each, a “Regular Record Date”), next preceding the related Interest Payment Date. The Holder must surrender this Security to a Paying Agent to collect payment of principal. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company may pay principal and interest in respect of any Certificated Security by check or wire payable in such money; provided, however, that a Holder with an aggregate principal amount in excess of $2,000,000 will be paid by wire transfer in immediately available funds at the election of such Holder if such Holder has provided wire transfer instructions to the Trustee at least 10 Business Days prior to the Payment Date. The Company may mail an interest check to the Holder’s registered address. Notwithstanding the foregoing, so long as this Security is registered in the name of a Depositary or its nominee, all payments hereon shall be made by wire transfer of immediately available funds to the account of the Depositary or its nominee.

Any wire transfer instructions received by the Trustee will remain in effect until revoked by the Holder.

3.	PAYING AGENT, REGISTRAR AND CONVERSION AGENT

Initially, Wells Fargo Bank, National Association (the “Trustee”, which term shall include any successor trustee under the Indenture hereinafter referred to) will act as Paying Agent, Registrar and Conversion Agent. The Company may change any Paying Agent, Registrar or Conversion Agent without notice to the Holder. The Company or any of its Subsidiaries may, subject to certain limitations set forth in the Indenture, act as Paying Agent or Registrar.

4.	INDENTURE, LIMITATIONS

This Security is one of a duly authorized issue of Securities of the Company designated as its 2.50% Convertible Subordinated Notes due 2012 (the “Securities”), issued under an Indenture dated as of

February 7, 2007 (together with any supplemental indentures thereto, the “Indenture”), between the Company and the Trustee. The terms of this Security include those stated in the Indenture and those required by or made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended, as in effect on the date of the Indenture. This Security is subject to all such terms, and the Holder of this security is referred to the Indenture and said Act for a statement of them. Capitalized terms not otherwise defined herein have the meaning ascribed to such terms in the Indenture.

The Securities are unsecured, subordinated obligations of the Company limited to $175,000,000 aggregate principal amount. The Indenture does not limit other debt of the Company, secured or unsecured.

5.	PURCHASE OF SECURITIES OF HOLDERS’ OPTION UPON A FUNDAMENTAL CHANGE

If a Fundamental Change occurs prior to the Final Maturity Date, at the option of the Holder and subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase for cash, all or any part specified by the Holder (so long as the principal amount of such part is $1,000 or an integral multiple of $1,000) of the Securities held by such Holder on a date specified by the Company that is not less than 30 nor more than 45 days after the date of the Fundamental Change Company Notice, at a purchase price equal to 100% of the principal amount thereof together with accrued and unpaid interest, if any, and accrued and unpaid Additional Interest, if any, to, but excluding, the Fundamental Change Purchase Date. The Holder shall have the right to withdraw any Fundamental Change Purchase Notice (in whole or in a portion thereof that is $1,000 or an integral multiple of $1,000) at any time prior to the close of business on the Business Day next preceding the Fundamental Change Purchase Date by delivering a written notice of withdrawal to the Paying Agent in accordance with the terms of the Indenture.

6.	CONVERSION

Subject to and upon compliance with the provisions of the Indenture and upon the occurrence of the events specified in the Indenture, a Holder may surrender for conversion any Security that is $1,000 principal amount or integral multiples thereof. In lieu of receiving shares of Common Stock, a Holder will receive, for each $1,000 principal amount of Securities surrendered for conversion:

•	cash in an amount equal to the lesser of (1) $1,000 and (2) the Conversion Value; and

•

if the Conversion Value is greater than $1,000, a number of shares of Common Stock equal to the sum of the Daily Share Amounts, for each of the ten consecutive Trading Days in the Conversion Reference Period, appropriately adjusted to reflect stock splits, stock dividends, combinations or similar events occurring during the Conversion Reference Period, subject to the Company’s right to deliver cash in lieu of all or a portion of such shares as described in the Indenture;

provided that in no event shall the aggregate number of shares of Common Stock to be issued pursuant to the foregoing clause, per $1,000 principal amount of Securities, exceed the Aggregate Share Cap, as defined in the Indenture, without taking into account any election by the Company to deliver cash in lieu of all or a portion of the shares of Common Stock otherwise deliverable as set forth in the Indenture.

The Conversion Rate on any Securities surrendered in connection with a Fundamental Change may be increased by an amount, if any, determined in accordance with Section 4.01(j) of the Indenture.

7.	SUBORDINATION

To the extent provided in the Indenture, the Securities are subordinated to Senior Indebtedness, as defined in the Indenture, of the Company. To the extent provided in the Indenture, Senior Indebtedness must be paid in full before the Securities may be paid. The Company agrees, and each Securityholder by accepting a Security agrees, to the subordination provisions contained in the Indenture and authorizes the Trustee to give it effect and appoints the Trustee as attorney-in-fact for such purpose.

8.	DENOMINATIONS, TRANSFER, EXCHANGE

The Securities are in registered form, without coupons, in denominations of $1,000 principal amount and integral multiples of $1,000 principal amount. A Holder may register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents.

9.	PERSONS DEEMED OWNERS

The Holder of a Security may be treated as the owner of it for all purposes.

10.	UNCLAIMED MONEY

If money for the payment of principal or interest remains unclaimed for two years, the Trustee and any Paying Agent will pay the money back to the Company at its written request, subject to applicable unclaimed property law and the provisions of the Indenture. After that, Holders entitled to money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

11.	AMENDMENT, SUPPLEMENT AND WAIVER

Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and an existing Default or Event of Default and its consequence or compliance with any provision of the Indenture or the Securities may be waived in a particular instance with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without the consent of or notice to any Holder, the Company and the Trustee may amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency or make any other change that does not adversely affect the rights of the Holders in any material respect.

12.	SUCCESSOR ENTITY

When a successor corporation assumes all the obligations of its predecessor under the Securities and the Indenture in accordance with the terms and conditions of the Indenture, the predecessor corporation (except in certain circumstances specified in the Indenture) shall be released from those obligations.

13.	DEFAULTS AND REMEDIES

Under the Indenture, an Event of Default shall occur if:

(1) the Company shall fail to pay when due the Principal or Fundamental Change Purchase Price of any Security, when the same becomes due and payable whether at the Final

Maturity Date, upon repurchase, acceleration or otherwise and regardless of whether such payment is permitted pursuant to the subordination provisions under Article 11 of the Indenture; or

(2) the Company shall fail to pay an installment of cash interest or Additional Interest, if any, on any of the Securities, which failure continues for 30 days after the date when due, regardless of whether such payment is permitted pursuant to the subordination provisions under Article 11 of the Indenture; or

(3) the Company shall fail to deliver when due all cash and shares of Common Stock, if any, deliverable upon conversion of the Securities, which failure continues for 15 days, regardless of whether such payment is permitted pursuant to the subordination provisions under Article 11 of the Indenture; or

(4) the Company shall fail to perform or observe (or obtain a waiver with respect to) any other term, covenant or agreement contained in the Securities or the Indenture for a period of 60 days after receipt by the Company of a Notice of Default specifying such failure; or

(5) default in the payment of principal by the end of any applicable grace period or resulting in acceleration of other Indebtedness of the Company for borrowed money where the aggregate principal amount with respect to which the default or acceleration has occurred exceeds $25 million and such acceleration has not been rescinded or annulled or such Indebtedness repaid within a period of 30 days after receipt of a Notice of Default, provided that if any such default is cured, waived, rescinded or annulled, then the Event of Default by reason thereof would be deemed not to have occurred; or

(6) the Company, or any Significant Subsidiary of the Company, pursuant to or within the meaning of any Bankruptcy Law:

(A) commences as a debtor a voluntary case or proceeding; or

(B) consents to the entry of an order for relief against it in an involuntary case or proceeding or the commencement of any case against it;

(C) consents to the appointment of a Receiver of it or for all or substantially all of its property; or

(D) makes a general assignment for the benefit of its creditors;

(E) files a petition in bankruptcy or answer or consent seeking reorganization or relief; or

(F) consents to the filing of such a petition or the appointment of or taking possession by a Receiver; or

(7) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(A) grants relief against the Company or any Significant Subsidiary of the Company in an involuntary case or proceeding or adjudicates the Company or any Significant Subsidiary of the Company insolvent or bankrupt;

(B) appoints a Receiver of the Company or any Significant Subsidiary of the Company or for all or substantially all of the property of the Company or any Significant Subsidiary of the Company; or

(C) orders the winding up or liquidation of the Company or any Significant Subsidiary of the Company;

and in each case the order or decree remains unstayed and in effect for 60 consecutive days.

The term “Bankruptcy Law” means Title 11 of the United States Code (or any successor thereto) or any similar federal or state law for the relief of debtors. The term “Receiver” means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

Notwithstanding the above, no Event of Default under clauses (4) or (5) above shall occur until the Trustee notifies the Company in writing, or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding notify the Company and the Trustee in writing, of the Default (a “Notice of Default”), and the Company does not cure the Default within the time specified in clause (4) or (5), as applicable, after receipt of such notice.

If an Event of Default (other than an Event of Default specified in clause (6) or (7) above) occurs and is continuing with respect to the Company, the Trustee may, by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding may, by notice to the Company and the Trustee, declare the principal amount and accrued and unpaid interest, if any, and accrued and unpaid Additional Interest, if any, through the date of declaration on all the Securities to be immediately due and payable. Upon such a declaration, such principal amount and such accrued and unpaid interest, if any, and such accrued and unpaid Additional Interest, if any, shall be due and payable immediately. If an Event of Default specified in clauses (6) or (7) above occurs in respect of the Company and is continuing, the principal amount and accrued but unpaid interest, if any, and accrued and unpaid Additional Interest, if any, on all the Securities shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders of Securities. The Holders of a majority in aggregate principal amount of the Securities then outstanding by notice to the Trustee may rescind an acceleration and its consequences if (a) all existing Events of Default, other than the nonpayment of the principal of the Securities which have become due solely by such declaration of acceleration, have been cured or waived; (b) to the extent the payment of such interest is lawful, interest (calculated at the rate per annum borne by the Securities) on overdue installments of interest and overdue principal, which has become due otherwise than by such declaration of acceleration, has been paid; (c) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction; and (d) all payments due to the Trustee and any predecessor Trustee under the Indenture have been made. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default (except a Default in payment of principal or interest) if and so long as it determines that withholding notice is in their interests. The Company is required to file periodic certificates with the Trustee as to the Company’s compliance with the Indenture and knowledge or status of any Default.

14.	TRUSTEE DEALINGS WITH THE COMPANY

Wells Fargo Bank, National Association, the initial Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or an Affiliate of the Company, and may otherwise deal with the Company or an Affiliate of the Company, as if it were not the Trustee.

15.	NO RECOURSE AGAINST OTHERS

A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture nor for any claim based on, in respect of or by reason of such obligations or their creation. The Holder of this Security by accepting this Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of this Security.

16.	AUTHENTICATION

This Security shall not be valid until the Trustee or an authenticating agent manually signs the certificate of authentication on the other side of this Security.

17.	ABBREVIATIONS AND DEFINITIONS

Customary abbreviations may be used in the name of the Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and UGMA (= Uniform Gifts to Minors Act).

All terms defined in the Indenture and used in this Security but not specifically defined herein are defined in the Indenture and are used herein as so defined.

18.	INDENTURE TO CONTROL; GOVERNING LAW

In the case of any conflict between the provisions of this Security and the Indenture, the provisions of the Indenture shall control. This Security and the Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

The Company will furnish to any Holder, upon written request and without charge, a copy of the Indenture. Requests may be made to: Newport Corporation, 1791 Deere Avenue, Irvine, CA 92606, Attention: General Counsel, Telephone: (949) 863-3144.

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

agent to transfer this Security on the books of the Company. The agent may substitute another to act for him or her.

Your Signature

Date:
(Sign exactly as your name appears on the other side of this Security)

* Signature guaranteed by:

By:

*	The signature must be guaranteed by an institution which is a member of one of the following recognized signature guaranty programs: (i) the Securities Transfer Agent Medallion Program (STAMP); (ii) the New York Stock Exchange Medallion Program (MSP); (iii) the Stock Exchange Medallion Program (SEMP); or (iv) such other guaranty program acceptable to the Trustee.

CONVERSION NOTICE

To convert this Security into Common Stock of the Company, check the box:

To convert only part of this Security, state the principal amount to be converted (must be $1,000 or a integral multiple of $1,000): $            .

If you want the stock certificate made out in another person’s name, fill in the form below:

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

Your Signature

Date:
(Sign exactly as your name appears on the other side of this Security)

* Signature guaranteed by:

By:

*	The signature must be guaranteed by an institution which is a member of one of the following recognized signature guaranty programs: (i) the Securities Transfer Agent Medallion Program (STAMP); (ii) the New York Stock Exchange Medallion Program (MSP); (iii) the Stock Exchange Medallion Program (SEMP); or (iv) such other guaranty program acceptable to the Trustee.

FUNDAMENTAL CHANGE REPURCHASE NOTICE

To: Newport Corporation

The undersigned registered owner of this Security hereby irrevocably acknowledges receipt of a notice from Newport Corporation (the “Company”) as to the occurrence of a Fundamental Change with respect to the Company and requests and instructs the Company to purchase the entire principal amount of this Security, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Security and the Indenture referred to in the Security at the Fundamental Change Purchase Price, together with accrued and unpaid interest and Additional Interest, if any, to, but excluding, such date, to the registered Holder hereof.

Date:
Signature (s)

Signature(s) must be guaranteed by a qualified guarantor institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.

Signature Guaranty
Principal amount to be purchased (in an integral multiple of $1,000, if less than all):

NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without any alteration or change whatsoever.

SCHEDULE OF EXCHANGES OF SECURITIES

The following exchanges, purchases or conversions of a part of this Global Security have been made:

Principal Amount of this Global Note Following Such Decrease Date of Exchange (or Increase)	Authorized Signatory of Securities Custodian	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION

OF TRANSFER OF RESTRICTED SECURITIES

Re: 2.50% Convertible Subordinated Notes due 2012 (the “Securities”) of Newport Corporation

This certificate relates to $             principal amount of Securities owned in (check applicable box)

             book-entry or              definitive form by                          (the “Transferor”).

The Transferor has requested a Registrar or the Trustee to exchange or register the transfer of such Securities.

In connection with such request and in respect of each such Security, the Transferor does hereby certify that the Transferor is familiar with transfer restrictions relating to the Securities as provided in Section 2.12 of the Indenture dated as of February 7, 2007 between Newport Corporation and Wells Fargo Bank, National Association, as trustee (the “Indenture”), and the transfer of such Security is being made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) (check applicable box), or the transfer or exchange, as the case may be, of such Security does not require registration under the Securities Act because (check applicable box):

_______	Such Security is being transferred pursuant to an effective registration statement under the Securities Act.

_______	Such Security is being acquired for the Transferor’s own account, without transfer.

_______	Such Security is being transferred to the Company or a Subsidiary (as defined in the Indenture) of the Company.

_______	Such security is being transferred to a person the Transferor reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A or any successor provision thereto (“Rule 144A”) under the Securities Act) that is purchasing for its own account or for the account of a “qualified institutional buyer”, in each case to whom notice has been given that the transfer is being made in reliance on such Rule 144A, and in each case in reliance on Rule 144A.

_______	Such Security is being transferred pursuant to and in compliance with an exemption from the registration requirements under the Securities Act in accordance with Rule 144 (or any successor thereto) (“Rule 144”) under the Securities Act.

_______	Such Security is being transferred to a non-U.S. Person in an offshore transaction in compliance with Rule 904 of Regulation S under the Securities Act (or any successor thereto).

_______	Such Security is being transferred pursuant to and in compliance with an exemption from the registration requirements of the Securities Act (other than an exemption referred to above) and as a result of which such Security will, upon such transfer, cease to be a “restricted security” within the meaning of Rule 144 under the Securities Act.

The Transferor acknowledges and agrees that, if the transferee will hold any such Securities in the form of beneficial interests in a Global Note which is a “restricted security” within the meaning of Rule 144 under the Securities Act, then such transfer can only be made pursuant to (i) Rule 144A under the Securities Act and such transferee must be a “qualified institutional buyer” (as defined in Rule 144A) or (ii) Regulation S under the Securities Act.

Date:
(Insert Name of Transferor)